UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 16, 2026

ACORN ENERGY, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-33886	22-2786081
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	file Number)	Identification No.)

4295 Hamilton Mill Road, Suite 100, Buford, Georgia	30518
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 209-0012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ACFN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On September 16, 2026, at the Company’s Annual Meeting of Stockholders, the Company’s stockholders approved the Company’s 2026 Stock Incentive Plan (the “Plan”). The Plan was previously approved by the Board, subject to stockholder approval, and became effective upon such approval. A summary of the principal terms of the Plan is set forth under the heading “Proposal 2 — Approval of the 2026 Stock Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the Commission on August 3, 2026 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Acorn Energy, Inc. was held September 16, 2026. Set forth below are the voting results with respect to each of the proposals presented at the Annual Meeting:

Proposal 1 – The stockholders elected, by a plurality of the votes cast, Jan H. Loeb, Gary Mohr, Michael F. Osterer, Peter Rabover and Samuel M. Zentman to the Board of Directors to serve until the Annual Meeting of Stockholders in 2027 and until their successors are duly elected and qualified.

Name of Nominee	Total Votes For	Total Votes Withheld	Broker Non-Votes

Jan H. Loeb	1,032,326	1,340	832,620
Gary Mohr	1,031,617	2,049	832,620
Michael F. Osterer	1,031,492	2,174	832,620
Peter Rabover	1,031,116	2,550	832,620
Samuel M. Zentman	988,632	45,034	832,620

Proposal 2 – The stockholders approved, by the affirmative vote of a majority of the votes cast on the proposal, the Company’s 2026 Stock Incentive Plan.

Total Votes For	Total Votes Against	Total Abstained	Broker Non-Votes
941,071	91,284	1,311	832,620

Proposal 3 – The stockholders ratified, by the affirmative vote of a majority of the votes cast on the proposal, the appointment by the Audit Committee of CBIZ CPAs P.C. as the independent registered public accounting firm for the year ending December 31, 2026.

Total Votes For	Total Votes Against	Total Abstained	Broker Non-Votes
1,787,613	77,834	839	0

Proposal 4 – In a non-binding advisory vote, the stockholders approved, by the affirmative vote of a majority of the votes cast on the proposal, the compensation of the Company’s named executive officers.

Total Votes For	Total Votes Against	Total Abstained	Broker Non-Votes
956,955	76,130	579	832,622

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 18th day of September, 2026.

ACORN ENERGY, INC.

By:	/s/ Tracy S. Clifford
Name:	Tracy S. Clifford
Title:	Chief Financial Officer